UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2015 Date of report (Date of earliest event reported)

SUPPORT.COM, INC. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
900 Chesapeake Dr., Second Floor, Redwood City, CA 94063 (Address of Principal Executive Offices) (Zip Code)

(650) 556-9440 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the current report on Form 8-K filed on February 18, 2015 (the “Original Report”) by Support.com, Inc. (the “Company”), to correct the following:

•
The exhibit indices to the Original Report, although indicating the Company’s request for confidential treatment for the attached document, did not indicate that portions of such document had been omitted pursuant to the request for confidential treatment; and

•
Exhibit 10.1 of the Original Report, although marking with three asterisks the specific portions of the document that the Company desires to be kept confidential pursuant to a request for confidential treatment, did not include a notice legend at the bottom of each appropriate page to indicate that such portions had been omitted pursuant to a request for confidential treatment.

The corrected exhibit indices are shown below; and the corrected Exhibit 10.1 is attached hereto.  Except for the foregoing, this Amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 1.01.  Entry into a Material Definitive Agreement

Previously, the Company and Comcast Cable Communications Management, LLC (“Comcast”) (collectively, the “Parties”) entered into a Master Service Agreement, Call Handling Service, effective October 1, 2013 (the “MSA”), under which the Company would provide certain technical support services to Comcast customers under specific statements of work attached to the MSA.  Effective as of February 6, 2015, the Parties entered into Statement of Work #4, Xfinity Home Special Project (“SOW#4”) to the MSA, under which Company will provide, at specified hourly rates, a limited scope of support services to certain existing customers of Comcast’s home security and control offerings, through outbound support calls and inbound support for return calls from such customers, and training in the performance of such services to Company employees.

The foregoing description of SOW#4 is qualified in its entirety by reference to the actual document, which is attached as an exhibit hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Statement of Work #4, between Comcast and Company, dated February 6, 2015.*

*Portions of the exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2015

SUPPORT.COM, INC.

By:	/s/ Gregory J. Wrenn
Name:	Gregory J. Wrenn
Title:	SVP Business Affairs, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Statement of Work #4, between Comcast and Company, dated February 6, 2015.*

* Portions of the exhibit have been omitted pursuant to a request for confidential treatment.